UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 19, 2022, Athenex, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Credit and Guaranty Agreement (“Credit Agreement”) with Oaktree Fund Administration, LLC (as administrative agent for the Lenders, “Oaktree”) and the other lenders party thereto (collectively, the “Lenders”). The Amendment also amended the warrants held by the Lenders that were issued on June 19, 2020 and August 4, 2020 (the “Warrants”).

The amendments to the Credit Agreement will become effective if the closing of the Company’s sale of its leasehold interest in the manufacturing facility in Dunkirk, New York (the “Dunkirk Facility”) and certain other related assets (the “Dunkirk Transaction”) closes on or before February 14, 2022. The Amendment provides that the Company will make a mandatory prepayment of principal to the Lenders equal to 62.5% of the cash proceeds of the Dunkirk Transaction. The Company is also required to pay (i) accrued and unpaid interest and (ii) a 7.0% fee, allocated as a 2.0% Exit Fee and a 5.0% Prepayment Fee (each as defined in the Credit Agreement), on the principal amount being repaid. The Company is required to pay the Lenders an amendment fee of $275,000 and certain related expenses upon the closing of the Dunkirk Transaction.

The Amendment requires the Company to make an additional mandatory prepayment of $12.5 million in principal plus the costs and fees described above within 120 days of the closing of the Dunkirk Transaction. Consistent with the Company’s decision to not pursue regulatory approval for Oral Paclitaxel monotherapy for the treatment of metastatic breast cancer in the United States at this time, the Amendment reduced to zero the amount of the last two tranches of borrowing that had been available under the Credit Agreement upon the achievement of commercial milestones.

The Warrants were amended to change the exercise price to be paid per share upon exercise of the Warrants. The original exercise price of the Warrants was $12.63 per share. The Amendment provides that the exercise price for 50% of the shares underlying the Warrants will be the lower of (i) $12.63 per share and (ii) the 30-day trailing volume weighted average price of the Company’s common stock on the closing date of the Dunkirk Transaction, or, if the Dunkirk Transaction does not close by February 14, 2022, then the 30-day trailing volume weighted average price on January 14, 2022. The exercise price for the remaining 50% of the Warrants was not changed by the Amendment. The amendments to the Warrants will occur regardless of when or whether the closing of the Dunkirk Transaction occurs.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are typically identified by terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “guidance,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “preliminary,” “probable,” “project,” “promising,” “seek,” “should,” “will,” “would,” and similar expressions. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: when or whether the Company closes on the sale of its interest in the Dunkirk Facility, the development stage of its primary clinical candidates, including NKT Cell Therapy and related risks involved in drug development, clinical trials, regulation, uncertainties around regulatory reviews and approvals; the Company’s ability to scale its manufacturing and commercial supply operations for current and future approved products, and ability to commercialize its products, once approved; ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the Company’s drug candidates, which may not support further development of such drug candidates; risks related to the Company’s ability to successfully integrate the business of Kuur Therapeutics into its existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees, as well as differences in operations, cultures, and management philosophies that may delay successful integration and the ability to support the added cost burden of Kuur’s business; risks related to counterparty performance, including the Company’s reliance on third parties for success in certain areas of its business; the Company’s history of operating losses and its need and ability to raise additional capital to continue as a going concern; uncertainties around the Company’s ability to enter into new financing agreements as it is unable to meet funding conditions under existing financing agreements and access to capital thereunder; risks and uncertainties inherent in litigation, including purported stockholder class actions; risks and uncertainties related to the COVID-19 pandemic and its ongoing impact on the Company’s operations, supply chain, cash flow and financial condition; competition; intellectual property risks; uncertainties around the Company’s ability to successfully integrate acquired and merged businesses in a timely and cost-effective manner and to achieve synergies; risks relating to doing business internationally and in China; the risk of development, operational delays, production slowdowns or stoppages or other interruptions at manufacturing facilities as well as the Company’s ability to find alternative sources of supply to meet its obligations and requirements; and the other risk factors set forth from time to time in the Company’s filings with the Securities and Exchange Commission, copies of which are available for free at www.sec.gov or upon request from the Company’s Investor Relations Department. All information provided in this release is as of the date hereof and the Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: January 21, 2022	/s/ Steve Adams
	Name:	Steve Adams
	Title:	Interim Chief Accounting Officer